                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              s/W. JAMES AMOSS, JR.
                              W. James Amoss, Jr.
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chairman and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/ROBERT H. BOH
                              Robert H. Boh
                              Chairman and Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              J. HERBERT BOYDSTUN
                              J. Herbert Boydstun
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/J. TERRELL BROWN
                              J. Terrell Brown
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/E.R. "BO" CAMPBELL
                              E. R. "Bo" Campbell
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/BROOKE H. DUNCAN
                              Brooke H. Duncan
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/RICHARD W. FREEMAN, JR.
                              Richard W. Freeman, Jr.
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/ROBERT L. GOODWIN
                              Robert L. Goodwin
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned President, Chief
Executive Officer   and director of Hibernia Corporation, a Louisiana
corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/STEPHEN A. HANSEL
                              Stephen A. Hansel
                              President, Chief Executive Officer
                              and Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/DICK H. HEARIN
                              Dick H. Hearin
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/ROBERT T. HOLLEMAN
                              Robert T. Holleman
                              Director
                              HIBERNIA CORPORATION





                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Vice Chairman and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/HUGH J. KELLY
                              Hugh J. Kelly
                              Vice Chairman and Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/ELTON R. KING
                              Elton R. King
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/JOHN P. LABORDE
                              John P. Laborde
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/SIDNEY W. LASSEN
                              Sidney W. Lassen
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Vice Chairman and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/DONALD J. NALTY
                              Donald J. Nalty
                              Vice Chairman and Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/ROBERT T. RATCLIFF
                              Robert T. Ratcliff
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/H. DUKE SHACKELFORD
                              H. Duke Shackelford
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/JAMES H. STONE
                              James H. Stone
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/VIRGINIA EASON WEINMANN
                              Virginia Eason Weinmann
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/ERNEST L. WILLIAMSON
                              Ernest L. Williamson
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/ROBERT E. ZETMANN
                              Robert E. Zetzmann
                              Director
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Controller of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary
L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/RON E. SAMFORD, JR.
                              Ron E. Samford, Jr.
                              Controller
                              HIBERNIA CORPORATION

                             P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Treasurer and Chief Financial Officer of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert H. Boh, Patricia C. Meringer, Gary L. Ryan, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 1994, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of December, 1994.



                              S/ROBERT W. CLOSE
                              Robert W. Close
                              Treasurer and Chief Financial Officer
                              HIBERNIA CORPORATION